UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2018

BSQUARE CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	000-27687	91-1650880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 110th Ave NE, Suite 300

Bellevue, WA 98004

425-519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2018, the Board of Directors (the “Board”) of BSQUARE Corporation (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved the payment of retention incentive bonuses to senior management in lieu of any 2018 bonuses for which such employees may have otherwise been eligible under the Company’s Annual Bonus Program.  The bonuses shall be payable in cash and/or restricted stock units (“RSUs”) granted under the Company’s Fourth Amended and Restated Stock Plan, subject to continued employment of the respective employee by the Company through July 1, 2019.  The Board approved bonuses to senior management in the aggregate amount of $140,000 in cash and an aggregate of 80,954 RSUs, including to the following:

Peter Biere

$65,000 (comprised of $20,000 payable in cash on July 1, 2019 and 21,429 RSUs which shall vest in full on July 1, 2019, in each case subject to Mr. Biere’s continued employment by the Company through such date)

Scott Caldwell	$30,000 (comprised of 14,286 RSUs which shall vest in full on July 1, 2019, in each case subject to Mr. Caldwell’s continued employment by the Company through such date)

Kevin Walsh

$45,000 (comprised of $15,000 payable in cash on July 1, 2019 and 14,286 RSUs which shall vest in full on July 1, 2019, in each case subject to Mr. Walsh’s continued employment by the Company through such date)

Furthermore, if the employment of any such employee is terminated by the Company when neither cause nor long-term disability exists, or if such individual terminates his or her employment for good reason, and provided such employee releases the Company and its respective agents from any and all employment-related claims in a signed, written release satisfactory in form and substance to the Company, then upon such termination, such employee shall be entitled to receive 100% of his or her respective bonus amount (in cash and/or, if payable in RSUs, then such RSUs shall thereupon become fully vested).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: November 20, 2018	By:	/s/ Peter J. Biere
Peter J. Biere
Chief Financial Officer, Secretary and Treasurer